UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2026

FORTUNE BRANDS INNOVATIONS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-35166	62-1411546
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Horizon Way Building N
Deerfield, Illinois		60015-3888
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 847 484-4400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FBIN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 29, 2026, Fortune Brands Innovations, Inc. (the “Company”) announced that the Board of Directors of the Company (the “Board”) appointed Mr. Jesse G. Singh as Chief Executive Officer of the Company (“CEO”) and as a Class I member of the Board, effective on June 29, 2026. In connection with Mr. Singh’s appointment as principal executive officer, the Company also announced that the Board appointed Mr. David V. Barry, the Company’s Interim Chief Executive Officer, as Executive Vice President and Chief Operating Officer of the Company (“COO”), also effective on June 29, 2026.

Mr. Singh, age 60, is the former Chief Executive Officer and President of The AZEK Company Inc. (“AZEK”), positions he held from June 2016 to June 2025. Prior to joining AZEK, Mr. Singh worked for 14 years at the 3M Company, where he served in numerous leadership roles, including as Chief Commercial Officer, President of 3M’s Health Information Systems business and VP of the Stationery and Office supplies business. Mr. Singh is currently a member of the board of directors of James Hardie Industries plc and Carlisle Companies Incorporated, and he previously served on the board of directors of AZEK from 2016 to 2025. Mr. Singh received a B.S. in Electrical Engineering from Rensselaer Polytechnic Institute and a Master of Business Administration from the University of Chicago.

There are no arrangements or understandings between Mr. Singh and any other persons pursuant to which he was selected as an officer or director of the Company. There are no family relationships between Mr. Singh and any director or executive officer of the Company and there are no transactions involving the Company that would be required to report pursuant to Item 404(a) of Regulation S-K.

In connection with Mr. Singh’s appointment as CEO, the Company and Mr. Singh entered into an offer of employment (the “CEO Offer Letter”). Pursuant to the CEO Offer Letter, Mr. Singh’s compensation will consist of: (1) an annual base salary of $1,100,000; (2) an annual bonus target of 150% of his annual base salary, pro-rated for 2026; and (3) a long-term incentive compensation award with an annual target of $6,700,000. In 2026, Mr. Singh’s long-term incentive award will be prorated and delivered in the form of performance share awards, with vesting terms consistent with the Company’s 2026 performance share awards. In connection with his appointment, Mr. Singh will enter into the Company’s Form of Agreement for the Payment of Benefits Following Termination of Employment, with the benefits for the CEO role as described in the Company’s Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission on March 30, 2026.

In connection with Mr. Singh’s appointment as CEO and as an inducement for him to join the Company, he will receive inducement awards, granted on July 1, 2026, in the form of a performance-based restricted stock unit award with respect to 850,000 shares of the Company’s common stock (the “Singh Performance Award”) and a service-based stock option award with respect to 300,000 shares of the Company’s common stock (the “Singh Option Award”).

The Singh Performance Award is scheduled to vest with respect to 50% of the award on the third anniversary of the grant date and 50% on the fourth anniversary of the grant date, subject to the satisfaction of certain performance goals relating to average Company common stock price and Mr. Singh’s continuous service as an executive officer of the Company through the applicable vesting date. The Singh Option Award is scheduled to vest in three equal installments on the first three anniversaries of the grant date, subject to Mr. Singh’s continuous service as an executive officer through the applicable vesting date. Any shares received under the Singh Performance Award and the Singh Option Award must be retained for the duration of Mr. Singh’s employment, and following the termination of his employment for any reason, a minimum of 50% of the shares received under the Singh Performance Award and the Singh Option Award must be held by Mr. Singh for one-year post termination from the Company. The Singh Performance Award and the Singh Option Award will each be granted to Mr. Singh outside of the Company’s 2022 Long-Term Incentive Plan as employment inducement awards under Section 303A.08 of the New York Stock Exchange Listed Company Manual.

In recognition of Mr. Barry’s service as Interim Chief Executive Officer, he will receive a performance-based restricted stock unit award with a target grant value of $1,200,000, to be granted on June 29, 2026 (the “Barry Performance Award”), and in connection with Mr. Barry’s appointment as COO, he will receive a service-based stock option award with respect to 25,000 shares of the Company’s common stock (the “Barry Option Award”), to be granted on July 1, 2026. The Barry Performance Award will have vesting terms consistent with the Company’s 2026 performance share awards and the Barry Option Award is scheduled to vest in three equal installments on the first three anniversaries of the grant date, subject to Mr. Barry’s continuous service through the applicable vesting date.

Item 7.01. Regulation FD Disclosure.

A copy of the Company’s press release issued by the Company on June 29, 2026 in relation to the management transition is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated June 29, 2026, issued by Fortune Brands Innovations, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTUNE BRANDS INNOVATIONS, INC.

Date:	June 29, 2026	By:	/s/ Hiranda S. Donoghue
Hiranda S. Donoghue Executive Vice President, Chief Legal Officer and Corporate Secretary